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                        DAIMLER-BENZ VEHICLE TRUST 1994-A
                            MONTHLY SERVICING REPORT
                   SERVICER: MERCEDES-BENZ CREDIT CORPORATION
                             TRUSTEE: CITIBANK, N.A.



COLLECTION PERIOD: OCTOBER 1996
DISTRIBUTION DATE: 11/15/96


Statement for Class A and Class B Certificateholders Pursuant to
Section 4.9 of the Pooling and Servicing Agreement                                                         Per $1,000 of Original
                                                                                                               Class A/Class B
                                                                                                             Certificate Amount
                                                                                                           ----------------------
   (i) Principal Distribution
           Class A Amount                                                               $  14,792,861.14         $ 24.4080
           Class B Amount                                                               $   2,508,446.96         $ 37.2500

  (ii) Interest Distribution
           Class A Amount                                                               $     554,636.93         $  0.9151
           Class B Amount                                                               $      61,626.33         $  0.9151

 (iii) Amount of Distribution allocable to the Yield Supplement Amount                  $       1,614.36
           Class A Amount                                                               $       1,452.92
           Class B Amount                                                               $         161.44

       Amount of Distribution allocable to the (Excess) Shortfall Amount                ($      5,944.56)
           Class A Percentage                                                           ($      5,350.10)
           Class B Percentage                                                           ($        594.46)

  (iv) Monthly Servicing Fee                                                            $     103,573.66         $  0.1538
           Monthly Supplemental Servicing Fee                                           $           0.00         $  0.0000
           Class A Percentage of the Servicing Fee                                      $      93,216.29         $  0.1538
           Class A Percentage of the Supplemental Servicing Fee                         $           0.00         $  0.0000
           Class B Percentage of the Servicing Fee                                      $      10,357.37         $  0.1538
           Class B Percentage of the Supplemental Servicing Fee                         $           0.00

   (v) Class A Principal Balance (end of Collection Period)                             $  97,066,688.37
       Class A Pool Factor (end of Collection Period)                                          16.015837%
       Class B Principal Balance (end of Collection Period)                             $  10,785,187.60
       Class B Pool Factor (end of Collection Period)                                          16.015837%

  (vi) Pool Balance (end of Collection Period)                                          $ 107,851,875.97

 (vii) Class A Interest Carryover Shortfall                                             $           0.00         $  0.0000
       Class A Principal Carryover Shortfall                                            $           0.00         $  0.0000
       Class B Interest Carryover Shortfall                                             $           0.00         $  0.0000
       Class B Principal Carryover Shortfall                                            $     864,795.72         $ 12.8421

(viii) Amount Otherwise Distributable to the Seller that is Distributed to Either
       the Class A or Class B Certificateholders                                        $           0.00

  (ix) Balance of the Reserve Fund Property (end of Collection Period)
           Class A Amount                                                               $  20,202,230.76
           Class B Amount                                                               $           0.00

   (x) Aggregate Purchase Amount of Receivables repurchased by
       the Seller or the Servicer                                                       $           0.00
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